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                                                                    EXHIBIT 99.1

                                FIRST AMENDMENT


         FIRST AMENDMENT (this "Amendment"), dated as of July 30, 2004, among Continental Global Group, Inc., a Delaware corporation (the "Company"), N.E.S. Investment Co. ("N.E.S.") and Wayzata Investment Partners LLC ("Wayzata"). Initial capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Restructuring Agreement referred to below.

                              W I T N E S S E T H:


         A. The Company, N.E.S. and Wayzata (collectively, the parties) are parties to that certain Restructuring Agreement (the "Restructuring Agreement") dated as of July 22, 2004, pursuant to which the parties agreed to certain terms for the restructuring of the Company;

         B. By its terms, the Restructuring Agreement is to terminate automatically at 5:00 P.M. New York City time on July 30, 2004 (the "Non-Commencement Termination Date") if the Exchange Offer has not commenced by that time;

         C. The parties have worked diligently and in good faith to effectuate the Restructuring on the timetable contemplated in the Restructuring Agreement;

         D. The Company has requested and, subject to the terms and conditions hereinafter set forth, N.E.S. and Wayzata are willing to amend the Restructuring Agreement to extend the Non-Commencement Termination Date until August 6, 2004.

         NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                  I. AMENDMENTS

         Effective on (and subject to the occurrence of) the First Amendment Effective Date:

         (a) The definition of "Initiation Date" in Section 1 of the Restructuring Agreement is amended and restated in full as follows:

                     "Initiation Date" means August 6, 2004.

         (b) Section 13(ii) of the Restructuring Agreement is amended and restated in full as follows:

                    "the later of 5:00 P.M. New York City time on August 6,
              2004 or, if the Exchange Offer has been commenced and not terminated, the Closing Date;"

Except as expressly so amended by this Amendment, the Restructuring Agreement shall continue in full force and effect in accordance with its terms.



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                         II. CONDITIONS TO EFFECTIVENESS

         This Amendment and the amendment contained herein, shall be and become effective on the date (the "First Amendment Effective Date") when the Parties each shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same (or copies thereof) to Squire, Sanders & Dempsey L.L.P., Morris, Nichols, Arsht & Tunnell and Wachtell, Lipton, Rosen & Katz, counsel respectively to the Company, N.E.S. and Wayzata.

                       III. REPRESENTATIONS AND WARRANTIES

         Each of the parties hereto represents and warrants, solely with respect to itself, that all representations and warranties set forth in the Restructuring Agreement are true and correct in all material respects on and as of the First Amendment Effective Date with the same effect as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.

                                IV. MISCELLANEOUS

         (a) Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Restructuring Agreement shall remain unamended and unwaived and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Restructuring Agreement or any other document referred to therein or herein.

         (b) Counterparts. This Amendment may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

         (c) Successors and Assigns. This Amendment and the Restructuring Agreement shall be binding upon and inure to the benefit of each party and their respective successors and assigns to the extent permitted in the Restructuring Agreement.

         (d) Governing Law. THIS AMENDMENT AND THE RESTRUCTURING AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.



                            [signature page follows]


                                      -2-
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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                              CONTINENTAL GLOBAL GROUP, INC.


                              By: /s/ J. L. Dickinson
                                 --------------------------------------
                                   Name: J. L. Dickinson
                                        -------------------------------
                                   Title: Vice President
                                         ------------------------------



                              WAYZATA INVESTMENT PARTNERS LLC


                              By: /s/ Blake M. Carlson
                                 --------------------------------------
                                   Name:  Blake M. Carlson
                                        -------------------------------
                                   Title: Authorized Signatory
                                         ------------------------------



                              N.E.S. INVESTMENT CO.


                              By: /s/ Patrick J. Brainard
                                 --------------------------------------
                                   Name:  Patrick J. Brainard
                                        -------------------------------
                                   Title: Vice President
                                         ------------------------------







                       [Signature Page to First Amendment]